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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                February 6, 2007
                                ----------------
                Date of Report (Date of earliest event reported)


                                AptarGroup, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                 1-11846                 36-3853103
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  (State or other jurisdiction     (Commission             (IRS Employer
        of incorporation)          File Number)          Identification No.)


       475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois 60014
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 815-477-0424
                                                            ------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02    Results of Operations and Financial Condition.


     On February 8, 2007, AptarGroup, Inc. announced its results of operations and financial condition for the quarter and year ended December 31, 2006. The press release regarding this announcement is furnished as Exhibit 99.1 hereto.

     The information in Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers


(e)
     The bonuses of Carl Siebel, President and Chief Executive Officer, Peter Pfeiffer, Vice Chairman of the Board, and Stephen Hagge, Executive Vice President and Chief Financial Officer and Secretary, are discretionary as determined by the Compensation Committee of the Board of Directors after reviewing AptarGroup's overall performance, strategic actions implemented and individual leadership achievements. Based upon an evaluation of these criteria, including, in particular, the strong financial performance of AptarGroup during 2006 in which AptarGroup reported record net sales and earnings per share and achieved its 41st consecutive year of sales growth, the Compensation Committee determined on February 6, 2007, the total 2006 bonuses for Messrs. Siebel, Pfeiffer and Hagge as follows:

     o    Carl Siebel - $760,000 in cash

     o    Peter Pfeiffer - $480,000 in cash

     o Stephen Hagge - $435,000 total bonus, of which $385,000 was taken in cash and, pursuant to Mr. Hagge's election, $50,000 was taken in the form of restricted stock units ("RSUs"). According to a program approved by the Compensation Committee, executive officers electing to receive a portion of their annual bonus in the form of RSUs will receive an additional grant of RSUs equal to 20% of the annual bonus amount taken in the form of RSUs. Mr. Hagge was therefore granted additional RSUs with an approximate value of $10,000. In total, Mr. Hagge was granted 980 RSUs with an approximate value of $60,000 based on the closing share price on the New York Stock Exchange of $61.25 on February 8, 2007.


Item 9.01    Financial Statements and Exhibits.


     (c) Exhibits

     99.1    Press release issued by AptarGroup, Inc. dated February 8, 2007.



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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               AptarGroup, Inc.


Date:  February 8, 2007                   By:  /s/ Stephen J. Hagge
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                                               Stephen J. Hagge
                                               Executive Vice President, Chief
                                               Financial Officer and Secretary



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                                  Exhibit Index
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Exhibit No.
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99.1            Press Release issued by AptarGroup, Inc. dated February 8, 2007.